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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-84796 of American Eagle Outfitters, Inc. on Form S-8 of our report dated September 27, 2002, appearing in this Annual Report on Form 11-K of The Profit Sharing and 401(k) Plan No. SS7 for the year ended December 31, 2001.

/s/  Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
155 East Broad Street
Columbus, OH 43215

December 2, 2002



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